SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): September 29, 2004
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                           Equus Gaming Company, L.P.
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            (Exact name of registrant as specified in this charter)



       Virginia                         000-25306               54-1719877
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(State or other jurisdiction of    (Commission File No.)    (IRS Employer
incorporation)                                              Identification  No.)


El Comandante Race Track, Main Building First Floor
65th Infantry Avenue, Rd. 3, Km. 15.3, Canovanas, P.R.           00729
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:         (787) 641-5844
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ITEM 8.01. OTHER EVENTS

     On September 29, 2004, Housing Development Associates, S.E., an affiliated company of Equus Gaming Company, L.P., issued a press release providing information relating to the process it has undertaken to select a new operator for El Comandante race track and the new video gaming system and the projected investment of such new operator to install and operate the new video gaming system.

     The contents of the press release are incorporated by reference to this item. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

                99.1   Press Release dated September 29, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                          EQUUS GAMING COMPANY, L.P.


                                          By:  /s/ Thomas B. Wilson
                                             ----------------------
                                               Thomas B. Wilson
                                               President  &  CEO


Date: September 30, 2004


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